Exhibit 99.1

Independent Advisory Firm ISS Recommends NTN Stockholders Vote FOR Proposed Merger and Asset Sale and ALL Related Proposals

CARLSBAD, Calif., March 8, 2021 /PRNewswire/ — NTN Buzztime, Inc. (NYSE American: NTN) today announced that leading independent proxy advisory firm Institutional Shareholder Services, Inc. (“ISS”) recommends that NTN stockholders vote “FOR” ALL PROPOSALS to be considered and voted on at the March 15, 2021 special meeting of stockholders, all of which relate to the proposed merger involving NTN and Brooklyn ImmunoTherapeutics LLC (“Brooklyn”) and the proposed sale of NTN’s assets to eGames.com Holdings LLC (“eGames.com”).

“We are very pleased that ISS supports our board’s recommendation that stockholders vote “FOR” the proposals related to the merger and asset sale,” said Allen Wolff, NTN’s chairman and chief executive officer. “We are confident that these transactions are the best strategic option for NTN and its stockholders, and are fair to, highly advisable and in the best interest of NTN and its stockholders.”

As previously announced, the NTN board of directors reiterates the following:

●	The negative impact of the COVID-19 pandemic on the restaurant and bar industry was abrupt and substantial, and NTN’s business, cash flows from operations and liquidity has suffered, and continues to suffer, materially as a result.

●	The NTN business has been operating at a loss for months and is projected to run out of cash in three weeks.

●	NTN currently has no arrangements to raise the capital required to continue operations past mid-March 2021, and no assurances can be given that NTN will be able to raise such capital when needed, on acceptable terms, or at all.

●	If the proposed merger and/or asset sale are not completed by mid-March 2021, then NTN will likely have no choice but to pursue bankruptcy. In such event, NTN stockholders will likely lose their entire investment in the company.

●	Following a 25 month strategic process, NTN board of directors believes the proposed merger and asset sale are the best deal for NTN stockholders.

●	If the proposed merger is completed, then NTN’s stockholders will become stockholders of an exciting clinical-stage biopharmaceutical company focused on exploring the role that cytokine-based therapy can have on the immune system in treating patients with cancer.

●	Additionally, if the proposed asset sale is completed, then NTN’s stockholders will own a greater percentage of the combined company than they would if the asset sale is not completed.

The special meeting of stockholders will be held on March 15, 2021 at 9:00 a.m., Pacific Time, unless postponed or adjourned to a later date or time. NTN stockholders of record as of the close of business on February 8, 2021 are entitled to vote at the special meeting, even if they have sold their shares since that date. Additional details regarding the proposals and the special meeting is available in the proxy statement/prospectus/consent solicitation statement relating to the special meeting dated February 8, 2021. Your vote is important no matter how many shares you own. You are encouraged to submit your “FOR” vote as soon as possible.

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact NTN’s proxy solicitor, Alliance Advisors, by calling 866-329-8430.

About NTN Buzztime:

NTN Buzztime (NYSE American: NTN) delivers interactive entertainment and innovative technology that helps its customers acquire, engage and retain its patrons. Most frequently used in bars and restaurants in North America, the Buzztime tablets, mobile app and technology offer engaging solutions to establishments that have guests who experience dwell time, such as casinos, senior living, and more. Casual dining venues license Buzztime’s customizable solution to differentiate themselves via competitive fun by offering guests trivia, card, sports and arcade games. Buzztime’s platform creates connections among the players and venues and amplifies guests’ positive experiences. Buzztime’s in-venue TV network creates one of the largest digital out of home ad audiences in the US and Canada. Buzztime hardware solutions leverages the company’s experience manufacturing durable tablets and charging systems, enabling a diverse group of businesses including corrections, point-of-sale and loyalty with product implementation. Buzztime games have also been recently licensed by other businesses serving other markets. For more information, please visit http://www.buzztime.com or follow us on Facebook or Twitter@buzztime.

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No Offer or Solicitation

This release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities in connection with the proposed merger contemplated by the agreement and plan of merger and reorganization (the “Merger Agreement”) between NTN and Brooklyn Immunotherapeutics LLC (“Brooklyn”) dated August 12, 2020 (the “Merger”) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger and asset sale, NTN filed relevant materials with the SEC, including a registration statement on Form S-4, that will serve as a proxy statement and prospectus of NTN and a consent solicitation statement for the beneficial holders of Brooklyn’s Class A membership units, and will be mailed or otherwise disseminated to NTN stockholders and to the beneficial holders of Brooklyn’s Class A membership units if and when it becomes available. INVESTORS AND SECURITY HOLDERS OF NTN AND BROOKLYN ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NTN, BROOKLYN, THE PROPOSED MERGER AND ASSET SALE, AND RELATED MATTERS. The proxy statement/prospectus/consent solicitation statement and other relevant materials (when they become available) and any other documents filed by NTN with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by NTN by directing a written request to: NTN Buzztime, Inc, 6965 El Camino Real, Suite 105-Box 517, Carlsbad, California 92009. Investors and security holders are urged to read the proxy statement/prospectus/consent solicitation statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger and asset sale.

Participants in the Solicitation

NTN and its directors, executive officers and certain other members of management and employees, Brooklyn and its managers and officers, and eGames.com and its managers and officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of NTN with respect to the proposed Merger and Asset Sale and related matters. Information about the directors and executive officers of NTN, including their ownership of shares of common stock is set forth in NTN’s Annual Report on Form 10-K for the year ended December 31, 2019 and Amendment No. 1 thereto, which were filed with the SEC on March 19, 2020 and April 27, 2020, respectively (the “2019 Annual Report”). Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from NTN stockholders, including a description of their interests in the proposed Merger and Asset Sale, by security holdings or otherwise, are included in the proxy statement/prospectus/consent solicitation statement referred to above and other relevant documents to be filed with the SEC when they become available. As described above, these documents will be available free of charge at the SEC’s website or by directing a written request to NTN. Neither the managers or officers of Brooklyn nor the managers or officers of eGames.com currently hold any interests, by security holdings or otherwise, in NTN.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that are not statements of historical fact and may be identified by terminology such as “expect,” “intend,” “plan,” “believe,” “anticipate,” “may,” “will,” “would,” “should,” “could,” “contemplate,” “estimate,” “predict,” “potential” or “continue,” or the negative of these terms or other similar words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those stated or implied in any forward-looking statement as a result of various factors, including, but not limited to: (i) risks that the conditions to the closing of the proposed merger and/or asset sale are not satisfied, including the failure of NTN and Brooklyn to timely obtain the requisite stockholder and member approvals for the merger and/or asset sale and related matters or to meet the net cash and capitalization requirements under the merger agreement, as applicable; (ii) uncertainties as to the timing of the consummation of the proposed merger and asset sale and the ability of each party to consummate the proposed merger and asset sale; (iii) risks related to NTN’s and Brooklyn’s ability to manage their respective operating expenses and expenses associated with the proposed merger and asset sale, as applicable, pending closing of the merger; (iv) the risk that, as a result of adjustments to the exchange ratio, NTN stockholders and Brooklyn members could own more or less of the combined company than is currently anticipated; (v) NTN’s continued listing on the NYSE American; (vi) uncertainties related to the impact of the COVID-19 pandemic on the business and financial condition of NTN, Brooklyn and the combined company and the ability of NTN and Brooklyn to consummate the merger and NTN and eGames.com to consummate the asset sale; (vii) NTN’s ability to continue to operate as a going concern if the proposed merger or asset sale are not consummated in a timely manner, or at all; (viii) Brooklyn’s need for, and the availability of, substantial capital in the future to fund its operations and research and development activities; (ix) Brooklyn’s ability to successfully progress research and development efforts after the merger, including its manufacturing development efforts, and to create effective, commercially-viable products; (x) the success of Brooklyn’s product candidates in completing pre-clinical or clinical testing and being granted regulatory approval to be sold and marketed in the United States or elsewhere; (xi) the outcome of any legal proceedings that have been instituted against NTN, Brooklyn, eGames.com or others related to the merger agreement or the asset purchase agreement, as applicable; (xii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of either or both of those agreements; (xiii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger or asset sale; and (xiv) those risks and uncertainties discussed in NTN’s reports filed with the SEC, including its 2019 Annual Report, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, as well as other documents that may be filed by NTN from time to time with the SEC available at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. NTN cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication speak only as of the date on which they were made. NTN does not undertake any obligation to update the forward-looking statements contained herein to reflect events that occur or circumstances that exist after the date hereof, except as may be required by applicable law or regulation.

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